UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ___)

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American Fidelity Dual Strategy Fund, Inc.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(r)

Important Proxy Materials

Dear Participant:

Thank you very much for taking the time to review this important information. American Fidelity Dual Strategy Fund, Inc., a Maryland corporation (the “Fund”) is holding a Special Shareholders’ Meeting on April 23, 2010 to vote on important proposals that affect the Fund. Because you have a voting interest in the Fund, we want you to vote on the changes described below, which are described in more detail in the accompanying Proxy Statement. YOUR VOTE IS VERY IMPORTANT!

The Fund’s Board of Directors has selected a new sub-advisor to assist in managing the Fund’s assets and needs your approval of the new sub-advisory agreement. In addition, the Board has recommended that the Fund adopt a new “manager-of-managers” structure, as described in the Proxy Statement. The proposals will not increase fees paid by you or by the Fund.

The Fund’s Board of Directors asks you to approve:
(1)

a proposed new Sub-Advisory Agreement among the Fund, American Fidelity Assurance Company, an insurance company organized under the laws of the State of Oklahoma (the “Advisor”), and Beck, Mack & Oliver LLC;

(2)

a “manager-of-managers” structure for the Fund, whereby the Advisor, under certain circumstances and subject to Board approval, will be able to (a) enter into sub-advisory agreements with unaffiliated sub-advisors, and (b) make material amendments to the Fund’s sub-advisory agreements, without obtaining shareholder approval; and

(3)	To transact such other business as may properly come before the meeting or any adjournments thereof.

Voting is quick and easy. To cast your vote, simply complete the enclosed Participant Voting Instruction Card, sign it, and mail it in the envelope we provided. If you have any questions before you vote, please call the telephone number on the cover of the Proxy Statement.

Sincerely,

David R. Carpenter

President

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.®

2000 N. Classen Boulevard

Oklahoma City, Oklahoma 73106

1-800-662-1106

NOTICE OF SPECIAL MEETING

Notice is hereby given that a Special Meeting of Shareholders of American Fidelity Dual Strategy Fund, Inc., a Maryland corporation (the “Fund”), will be held on April 23, 2010 at 9:00 a.m., Central Time, in the Arcade Conference Room of the Fund’s offices at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106. At the meeting, the Fund’s shareholders will be asked to consider and vote upon the following:

(1)

To approve the Sub-Advisory Agreement among the Fund, American Fidelity Assurance Company, an insurance company organized under the laws of the State of Oklahoma (the “Advisor”) and Beck, Mack & Oliver LLC;

(2)

To approve a “manager-of-managers” structure for the Fund whereby the Advisor, under certain circumstances and subject to Board approval, will be able to (a) enter into sub-advisory agreements with unaffiliated sub-advisors, and (b) make material amendments to the Fund’s sub-advisory agreements, without obtaining shareholder approval; and

(3)	To transact such other business as may properly come before the meeting or any adjournments thereof.

Participants with a voting interest in the Fund as of the close of business on January 27, 2010 are invited to provide voting instructions on the matters described above and may also attend the meeting. The accompanying Proxy Statement contains more information about how you can provide voting instructions. The Proxy Statement also discusses in more detail the matters that will be addressed at the meeting.

Whether you plan to attend the meeting or not, please complete, sign, and return the enclosed Participant Voting Instruction Card so that you will be represented at the meeting. If you attend the meeting, you may change your vote at that time, but attending the meeting will not automatically revoke your voting instructions.

By Order of the Board of Directors

David R. Carpenter

President

Oklahoma City, Oklahoma

February 15, 2010

AMERICAN FIDELITY DUAL STRATEGY FUND, INC. ®

2000 N. Classen Boulevard

Oklahoma City, Oklahoma 73106

1-800-662-1106

PROXY STATEMENT

Special Meeting of Shareholders

April 23, 2010

This Proxy Statement is furnished on behalf of the Board of Directors of American Fidelity Dual Strategy Fund, Inc. (the “Fund” or “Dual Strategy Fund”) in connection with the Fund’s solicitation of proxies to be used to vote at a Special Meeting of Shareholders to be held on April 23, 2010 at 9:00 a.m., Central Time, in the Arcade Conference Room of the Fund’s offices at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106. This Proxy Statement is being delivered to shareholders and participants on or about February 17, 2010.

At the meeting, the Fund’s shareholders will be asked to consider and vote upon the following:

(1)	To approve the Sub-Advisory Agreement among the Fund, its investment advisor - American Fidelity Assurance Company (the “Advisor”), and Beck, Mack & Oliver LLC (“BMO”);
(2)

To approve a “manager-of-managers” structure for the Fund, whereby the Advisor, under certain circumstances and subject to Board approval, will be able to (a) enter into sub-advisory agreements with unaffiliated sub-advisors, and (b) make material amendments to the Fund’s sub-advisory agreements, without obtaining shareholder approval; and

(3)	To transact such other business as may properly come before the meeting or any adjournments thereof.

You may request a free copy of the Fund’s most recent annual report and semi-annual report by calling 1-800-662-1106 or by sending a written request to the Fund at P.O. Box 25520, Oklahoma City, Oklahoma 73125-0520.

TABLE OF CONTENTS

Summary	1
Voting Procedures	2
Approval of Sub-Advisory Agreement	3
Board of Directors Recommendation	3
Background	3
The Proposed Sub-Advisor Agreement	3
The Proposed Sub-Advisor	5
Basis for the Board’s Recommendation	6
Approval of Manager-of-Managers Structure	8
Background	8
Application of Proposed Manager-of-Managers Arrangement by the Fund	9
Board Approval of Manager-of-Managers Arrangement	10
Board of Directors Recommendation	10
Information About the Fund	11
General Information	11
Beck, Mack & Oliver Sub-Advisory Agreement	Appendix A

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SUMMARY

Proposal 1: Approval of Sub-Advisory Agreement

The Fund’s investment advisor, American Fidelity Assurance Company (“AFA” or the “Advisor”), previously engaged four sub-advisors to manage the Fund’s assets – The Renaissance Group, LLC (“Renaissance”), WEDGE Capital Management LLP (“WEDGE”), Quest Investment Management, Inc. (“Quest”), and Todd Investment Advisors (“Todd”). On April 15, 2009, the Fund’s Board of Directors, having received notice of a proposed change of control of Todd that would result in the automatic termination of the Todd sub-advisory agreement, (1) terminated Todd as one of the Fund’s sub-advisors, (2) temporarily transferred to Wedge the Fund’s assets that had been under Todd’s management, and (3) established a process pursuant to which potential sub-advisor candidates were reviewed for consideration to replace Todd as sub-advisor to the Fund. The change in sub-advisors will not increase fees paid by the Fund or you.

The Fund’s Board of Directors has selected Beck, Mack & Oliver LLC (“BMO”) to replace Todd and serve as a sub-advisor to the Fund in addition to Renaissance, WEDGE and Quest. Accordingly, the Fund’s Board of Directors recommends APPROVAL of the proposed sub-advisory agreement with BMO (the “BMO Sub-Advisory Agreement”), which is attached as Appendix A. Other than the fee information, most of the material terms of the BMO Sub-Advisory Agreement are substantially similar to the material terms of the terminated sub-advisory agreement with Todd and the current sub-advisory agreements with the Fund’s existing sub-advisors. The amount of the fees payable under the BMO Sub-Advisory Agreement will not affect the Fund’s fees or your fees because the Advisor pays the sub-advisory fees on behalf of the Fund.

You can read more about the BMO Sub-Advisory Agreement on pages 3 through 5 of this Proxy Statement.

Proposal 2: Approval of “Manager-of-Managers” Structure

The Fund employs a “multi-style, multi-manager” approach, whereby the Advisor allocates portions of the Fund’s assets to different sub-advisors who employ distinct investment styles. Under this multi-style, multi-manager approach, if the Fund and Advisor determine that a sub-advisor should be terminated or replaced, the Advisor must make a recommendation to the Fund’s Board of Directors, and the Board must solicit proxies and convene a shareholders’ meeting, seeking approval of a new sub-advisor.

Adopting a “manager-of-managers” structure would allow the Advisor, with the approval of the Fund’s Board of Directors, to (1) terminate the Fund’s sub-advisors, (3) hire new, unaffiliated sub-advisors, and (3) materially amend the terms of the Fund’s sub-advisory agreements, all without obtaining shareholder approval. This approach would give the Board increased flexibility and eliminate the expense of soliciting proxies and holding a shareholders’ meeting. The Board has concluded that adopting the manager-of-managers structure is in the best interest of the shareholders of the Fund.

You can read more about the proposed “manager-of-managers” structure on pages 8 through 10 of this Proxy Statement.

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VOTING PROCEDURES

Participants Entitled to Vote

Participants who had a voting interest in the Fund as of the close of business on January 27, 2010 are entitled to vote in connection with the Special Shareholders’ Meeting on April 23, 2010. As of January 27, 2010, there were ____________ shares of the Fund outstanding, each representing a participant’s voting interest in the Fund. Currently, the Fund’s shares are available for purchase only by American Fidelity Separate Account A, American Fidelity Separate Account B, and American Fidelity Separate Account C (the “Separate Accounts”). Because only Separate Accounts may purchase shares of the Fund, individuals may only invest indirectly in the Fund by purchasing a variable annuity contract issued by one of the Separate Accounts or by participating in a contract available through an employer’s retirement plan. These individuals are called “participants” in the Separate Accounts. When we talk about “you” in this Proxy Statement, we mean the participants.

The Separate Accounts’ participants are indirect shareholders of the Fund. Upon receiving a participant’s investment in a variable annuity contract, the applicable Separate Account, acting through AFA, purchases shares of the Fund on behalf of the participant. As a result, the Separate Accounts are the only shareholders of record of the Fund’s shares, and AFA will vote the Fund’s shares on behalf of the Separate Accounts in accordance with the Participant Voting Instruction Cards receives from the participants.

Vote Required to Approve the Proposals

The affirmative vote of a majority of the outstanding shares of the Fund is required to approve each of the proposals. The vote of a majority of the outstanding shares of the Fund means the lesser of (1) the vote of 67% or more of the Fund’s shares present at the meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy at the meeting, or (2) the vote of more than 50% of the Fund’s shares.

AFA will vote the Fund’s shares based on instructions received from the participants. It will vote the interests of participants for which no timely instructions are received in proportion to the instructions received from the participants who return the accompanying Participant Voting Instruction Card. Each share of the Fund is entitled to one vote and each fractional share is entitled to a proportionate share of one vote.

Other Voting Matters

If you sign and return your Participant Voting Instruction Card but do not give any instructions, your interests in the Fund will be voted FOR approval of the BMO Sub-Advisory Agreement and FOR approval of the proposed manager-of-managers structure. With respect to any other matters (none of which are known to the Fund’s Board of Directors at this time) that may be presented at the meeting, all interests in the Fund will be voted in the discretion of AFA.

You may vote on the proposals by:

•	Completing the enclosed Participant Voting Instruction Card, signing it, and mailing it back to AFA, or
•	Attending the meeting and giving instructions in person.

All Participant Voting Instruction Cards that are properly executed and received by AFA prior to the meeting, which are not revoked, will be voted by AFA at the meeting. You may revoke your voting instructions at any time prior to the meeting by written notice to AFA, by executing subsequent voting instructions, or by giving other instructions in person at the meeting. Attendance at the meeting alone will not serve to revoke your voting instructions. Because the Separate Accounts are the Fund’s only shareholders of record, none of the shares can be voted by a broker.

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APPROVAL OF SUB-ADVISORY AGREEMENT

Board of Directors Recommendation

The Fund’s Board of Directors recommends APPROVAL of the BMO Sub-Advisory Agreement. The sub-advisory fees paid to BMO under the BMO Sub-Advisory Agreement will be paid by AFA and will not increase the fees paid by the Fund or the participants.

Background

The Fund has a “dual investment strategy” and invests primarily in common stocks of U.S. companies. The Fund typically has four sub-advisors that independently manage a portion of the Fund’s portfolio using different investment strategies – generally, two “value” sub-advisors and two “growth” sub-advisors. Currently, the Fund has only one “value” sub-advisor because it terminated its sub-advisory agreement with Todd on April 15, 2009. The Fund assets previously managed by Todd are now temporarily managed by WEDGE, which is the Fund’s other “value” sub-advisor, generally focusing on undervalued equity securities with large capitalizations. The Fund’s other two sub-advisors, Quest and Renaissance, are growth-oriented managers that attempt to exploit the correlation between increasing company earnings and increasing price in stocks with large capitalizations.

In April 2009, the Fund’s Board of directors took certain actions that were formally ratified by the Board at a regularly schedule Board Meeting on May 19, 2009, including (1) terminating the Fund’s sub-advisory agreement with Todd, and (2) approving a process (the “Approved Process”) pursuant to which potential candidates were reviewed for consideration to replace Todd and serve as a sub-advisor to the Fund. In accordance with the Approved Process, the Fund’s management established a Sub-Advisor Search Committee to review and recommend potential sub-advisors to the Fund. The members of the Sub-Advisor Search Committee were Robert D. Brearton, David R. Carpenter, Dan Junkin and Shirley K. Williams. (For more information about the termination of the sub-advisory agreement with Todd, please see page 7.)

At regularly scheduled meetings of the Fund’s Board of Directors on August 4, 2009 and November 11, 2009, the Board reviewed the Sub-Advisor Search Committee’s recommendations to hire BMO to replace Todd and serve as a Sub-Advisor to the Fund. The Board consulted with the Advisor and the Sub-Advisor Search Committee, and was provided with an in-depth overview of the screening process by which the recommendation was developed, including a review of BMO’s organization, portfolio management team, investment strategy and process, performance of other portfolios managed by BMO, its systems, trading practices, client communications, and legal and compliance history and policies, including BMO’s Code of Ethics. The Board unanimously approved the form of the BMO Sub-Advisory Agreement attached hereto as Appendix A and concluded that the terms of the BMO Sub-Advisory Agreement were fair and reasonable and in the best interests of shareholders of the Fund. In making this determination, the Board, reviewed and considered the factors it deemed relevant, including the factors described under the heading, “Basis for the Board’s Recommendation to Approve BMO” on page 7.

The BMO Sub-Advisory Agreement

Many of the material terms of the BMO Sub-Advisory Agreement are substantially similar to the material terms of Todd’s terminated sub-advisory agreement, which was approved by the shareholders in 2003, and of the sub-advisory agreements with Renaissance, Quest, and WEDGE, which were approved by the shareholders in 2006. Below is a summary of the material terms of the BMO Sub-Advisory Agreement. To the extent that the terms of the proposed agreement differs materially from the terms of the three current sub-advisory agreements or Todd’s terminated sub-advisory agreement, those differences are discussed below.

Powers and Duties

Subject to supervision by AFA and the Fund’s Board of Directors, BMO has complete discretion and authority in the investment and reinvestment of the Fund’s assets that are under its management, as described in the BMO Sub-Advisory Agreement. BMO will provide investment advisory services to the Fund, including deciding what securities will be acquired, held, or disposed of, and subject to certain limitations, what portion of the assets managed by BMO will be held uninvested. Additional powers and responsibilities include soliciting brokers to effect transactions and negotiating brokerage commissions, in each case with respect to the Fund’s securities under the management of BMO.

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In addition, BMO will determine the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Fund’s portfolio securities managed by BMO will be exercised. Neither BMO nor any of its affiliates may act as a broker for Fund securities transactions.

Duration

If the BMO Sub-Advisory Agreement is approved at the shareholders’ meeting on April 23, 2010, it will become effective on April 30, 2010. The agreement will continue in effect for one year and for successive one-year periods subject to annual approval by (1) the Fund’s Board of Directors or a majority vote of the Fund’s shareholders, and (2) a majority of the Fund’s independent directors.

Termination

The BMO Sub-Advisory Agreement may be terminated (1) at any time by AFA, the Fund’s Board of Directors or a majority vote of the Fund’s shareholders, or (2) by BMO upon 30 days’ prior written notice. The BMO Sub-Advisory Agreement also provides that it will terminate automatically (1) in the event of its assignment, or (2) if BMO ceases to be registered as an investment advisor under the Investment Advisors Act of 1940.

Fees

The fees payable to BMO pursuant to the BMO Sub-Advisory Agreement are equal (on an annual basis) to 0.45% of the first $25 million of the fund’s assets manager by BMO and 0.40% of the value of the Fund’s assets under management in excess of $25 million. The fees that were paid to Todd under the terminated sub-advisory agreement were equal (on an annual basis) to 0.38% of first $100,000,000 of the Fund’s assets managed by Todd and 0.30% of the value of the Fund’s assets under its management in excess of $100,000,000. The Fund terminated its sub-advisory agreement with Todd on April 15, 2009, and the Fund’s assets that were previously managed by Todd under the terminated agreement are now managed by WEDGE. WEDGE receives 0.50% of the first $25,000,000 of the Fund’s assets under its management, 0.40% of the value of the Fund’s assets under its management between $25,000,000 and $100,000,000, and 0.30% of the value of the Fund’s assets under its management in excess of $100,000,000. Increases in fees payable to the sub-advisor will not affect the fees paid by the Fund or its shareholders because the Fund’s investment advisor pays the sub-advisory fees on behalf of the Fund.

Broker-Dealer Relations

The BMO Sub-Advisory Agreement provides that, when placing orders with brokers and dealers, BMO must use its best efforts to obtain the most favorable net price and execution available except to the extent otherwise provided by Section 28(e) of the Securities Exchange Act of 1934. In selecting brokers to effect portfolio transactions, BMO must use its best efforts to obtain for its clients the most favorable price and execution available except to the extent that it determines that clients should pay a higher brokerage commission for brokerage and research services. In evaluating the overall reasonableness of brokerage commissions paid, BMO reviews the type and quality of the execution services rendered and the quantity and nature of the portfolio transactions effected and compare generally the commissions paid to brokers with the commissions believed to be charged by other brokers for effecting similar transactions as well as with commissions generally charged by brokers prior to the introduction of negotiated commission rates. In addition, it takes into account the quality and usefulness of the brokerage and research services, if any, that may be furnished by such brokers. Research services provided by brokers may be used by BMO in advising all of its clients and not all such services may be used by the clients that paid the commissions. Conversely, however, clients of BMO may benefit from research services provided by brokers whose commissions are paid by other clients. As a result, BMO may cause clients to pay a broker that provides brokerage and research services to BMO a higher brokerage commission than would have been charged by another broker that was not providing such services.

BMO makes decisions as to which broker or dealer to use to execute client transactions on a transaction-by-transaction basis. Securities may be purchased from a primary market maker acting as principal on a net basis with no brokerage commission paid by a client. Securities may also be purchased from underwriters at prices that include compensation to the underwriters. BMO may aggregate the orders of some or all of their clients, where they determine that the aggregation is consistent with its obligation to provide orderly and efficient execution of

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transactions for its clients. BMO has adopted policies of aggregating portfolio transactions to minimize the risk that any one client could be systematically advantaged or disadvantaged in connection with the aggregation and to insure that all clients are treated fairly in the aggregation and allocation of portfolio transactions.

Expenses

Pursuant to the BMO Sub-Advisory Agreement, BMO will provide, at its expense, all necessary investment and management facilities, including salaries of personnel required for them to faithfully execute their duties, and administrative facilities, including clerical personnel and equipment necessary for them to conduct the investment advisory affairs of the Fund efficiently (excluding pricing and bookkeeping services). BMO is not obligated to pay any expenses for the Fund.

Indemnification

The BMO Sub-Advisory Agreement provides that BMO will indemnify the Advisor and the Fund and hold them harmless with respect to any loss or damage, or costs or expenses suffered by them as a result of (i) a breach by BMO of the BMO Sub-Advisory Agreement, (ii) the willful misfeasance, bad faith or gross negligence of BMO, (iii) the willful misfeasance, bad faith or gross negligence of any of BMO’s employees, or agents acting under its supervision or control performing any of its obligations and duties, or (iv) by reason of BMO’s reckless disregard of its obligations and duties under the BMO Sub-Advisory Agreement, the Investment Advisers Act of 1940 or any other applicable law or regulation; provided, the Sub-Advisor shall have no responsibility or liability for any loss incurred by reason of any act or omission of the Advisor or the Fund’s custodian.

Additional Information About BMO

Beck, Mack & Oliver (360 Madison Avenue, New York, NY 10017)

Beck, Mack & Oliver LLC, a New York limited liability company (“BMO”), is an independently operated investment advisory firm. BMO has provided investment management advisory services to individuals, endowments, foundations investment companies, and institutional pension plans since 1931. BMO is controlled by its Senior Member, Robert C. Beck, who has complete ownership control of BMO. As of December 31, 2009, BMO had approximately $3.5 billion in assets under management.

BMO is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940. Mr. Zachary Wydra, Partner/Portfolio Manager, is primarily responsible for day-to-day management of the portion of the Fund’s portfolio managed by BMO. Mr. Wydra has over 10 years of investment experience, has served as a portfolio manager since 2005, and was admitted to BMO’s partnership in 2007. Prior to joining BMO, Mr. Wydra served as an analyst at Water Street Capital and as an associate at Graham Partners, a private equity firm. Mr. Wydra is a 1994 graduate of Brown University, earned an M.A. from Columbia University in 1995 and an M.B.A. from the University of Pennsylvania in 2003.

BMO also is the investment advisor to the Beck, Mack & Oliver Partners Fund (the “BMO Partners Fund”), which has investment objectives similar to the Dual Strategy Fund. As of December 31, 2009, the BMO Partners Fund’s assets totaled approximately $17.5 million, on which BMO earns a management fee of 100 basis points for its portfolio management services. BMO has waived a portion of its fee in order to cap the expenses of the BMO Partners Fund at 1%.

The people listed below are the partners/portfolio managers at BMO, located at 360 Madison Ave. 18th Floor, New York, NY 10017.

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Name	Principal Occupation/Title
Robert C. Beck, CFA	Senior Member, Partner, Portfolio Manager
Robert Campbell, CFA	Partner, Portfolio Manager
Lyman Delano	Partner, Portfolio Manager
Gib Dunham, CFA	Partner, Portfolio Manager
Walter K. Giles, CFA	Partner, Portfolio Manager
David Rappa	Partner, Portfolio Manager
M. Gerald Sedam II, CFA	Partner, Portfolio Manager
Zachary A. Wydra	Partner, Portfolio Manager

Basis for the Board’s Recommendation to Approve BMO

The Fund’s Board of Directors considered the following material factors and reached the following conclusions in connection with the decision to approve BMO and approve the terms of the BMO Sub-Advisory Agreement.

Nature, Extent, and Quality of Services Provided by BMO

The Board considered the services that BMO will provide to the Fund pursuant to the BMO Sub-Advisory Agreement, which include making decisions regarding acquisition, holding or disposition of portfolio securities on behalf of the Fund; providing the Fund’s custodian and investment advisor prompt written notification of the purchase, sale or exchange of portfolio securities; exercising voting rights on behalf of the Fund regarding the portfolio securities; providing certifications of compliance with securities laws; selecting brokers or dealers to execute purchase and sale transactions for the Fund and using their best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund; and providing instructions to the Fund’s custodian regarding consummation of transactions in portfolio securities held by the Fund.

Based on its evaluation of the services that BMO will provide, the Board concluded that the nature and scope of BMO’s services are reasonable and satisfactory. Further, the Board concluded that BMO has adequate personnel and systems in place, as well as other resources, to assure the Board that BMO will furnish high quality services to the Fund.

BMO’s Investment Performance

The Board concluded that the investment performance of each of BMO supports a decision to approve the BMO Sub-Advisory Agreement because the long-term results of BMO has been very good when compared with its appropriate style index. Furthermore, BMO’s investment processes and personnel were consistent during the performance period presented to the Board.

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Sub-Advisory Fees

Based on its evaluation of the fees payable pursuant to the BMO Sub-Advisory Agreement and the services to be provided by BMO, the Board concluded that the fees payable to BMO are reasonable, notwithstanding the fact that the fees payable to BMO will exceed the fees that were paid to Todd. Todd received 0.38% of the Fund’s assets under management at the time of its termination; whereas, when the BMO sub-advisory agreement is effective on April 30, 2010, BMO will receive 0.45% for the first $25,000,000 of the Fund’s assets under its management and 0.40% on assets in excess of $25,000,000.

For the period January 1, 2009 to April 15, 2009 (the date its sub-advisory agreement was terminated), Todd received $29,263 pursuant to its sub-advisory agreement, and, for the year ended December 31, 2008, Todd received $156,014 for services pursuant to its sub-advisory agreement. If the fees established in the BMO Sub-Advisory Agreement had been in effect instead of the fees in the terminated sub-advisory agreement, BMO would have received fees of $34,442 in 2009 and $176,725 in 2008, an increase of approximately 13%. Because AFA pays the Fund’s sub-advisory fees, increased fees will not affect the Fund or the fees it pays; nor will increased fees affect the participants.

Economies of Scale

The Fund will not recognize economies of scale as the Fund’s assets under BMO’s management increase because AFA, the Fund’s investment advisor, will pay the fees on behalf of the Fund. The Fund’s fee to its investment advisor does not reflect the fees that the Fund’s investment advisor pays the Fund’s sub-advisors. In its evaluation, the Board considered this inability to recognize economies of scales, but concluded that the fees are reasonable and satisfactory as they currently exist.

Fee Levels and Economies of Scale

Fee levels charged to the Fund’s investors do not reflect economies of scale. Fee levels also do not reflect the fees that the Fund pays to its investment advisor or the fees that the Fund’s investment advisor pays to the Fund’s sub-advisors. The Board considered this fact in its evaluation of BMO and the BMO Sub-Advisory Agreement.

Approval of BMO

On August 4, 2008, the Fund’s Board of Directors, including a majority of the Fund’s directors who are not parties to the BMO Sub-Advisory Agreement and who are not “interested persons” of the Fund, approved the form of the BMO Sub-Advisory Agreement among the Fund, the Advisor and BMO attached hereto as Appendix A and recommended that the agreement be approved by the Fund’s shareholders and become effective as soon thereafter as practicable.

The Board of Directors believes that the terms of the BMO Sub-Advisory Agreement are fair to, and in the best interest of, the Fund and its shareholders and recommends APPROVAL of the BMO Sub-Advisory Agreement. If approved, the BMO Sub-Advisory Agreement will become effective as soon as practicable thereafter.

THE FUND’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE BMO SUB-ADVISORY AGREEMENT.

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PROPOSAL 2: TO APPROVE THE MANAGER-OF-MANAGERS STRUCTURE

BACKGROUND

The Dual Strategy Fund currently employs a “multi-style, multi-manager” approach whereby the Fund’s Advisor, AFA, allocates portions of the Fund’s assets to different sub-advisors who employ distinct investment styles. The Fund has a “dual investment strategy” and invests primarily in common stocks of U.S. companies. The Fund typically has four sub-advisors that independently manage a portion of the Fund’s portfolio using different investment strategies.

Generally, when an advisor delegates a fund’s portfolio management duties to a sub-advisor pursuant to a sub-advisory agreement, the Investment Company Act of 1940 (the “1940 Act”) requires that the sub-advisory agreement be approved by the fund’s shareholders. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment advisor (including as a sub-advisor) to a fund, except pursuant to a written contract that has been approved by fund shareholders. Therefore, to comply with Section 15 of the 1940 Act, the Dual Strategy Fund must obtain shareholder approval in order to employ a new sub-advisor, replace an existing sub-advisor with a new sub-advisor, materially change the terms of a sub-advisory agreement, or continue the employment of an existing sub-advisor when that sub-advisory agreement automatically terminates under the 1940 Act because of an assignment of the agreement.

Because of the expense and delays associated with obtaining shareholder approval of sub-advisors and related sub-advisory agreements, many funds and investment advisors have requested and obtained orders from the SEC (the “Exemptive Orders”) exempting themselves from certain requirements of Section 15 of the 1940 Act and the rules thereunder, including the requirement for shareholder approval of sub-advisor agreements. The Exemptive Orders generally permit funds and their investment advisors to employ a manager-of-managers structure, whereby the advisors may retain unaffiliated sub-advisors for the funds and change the terms of a sub-advisory agreement without first obtaining shareholder approval; provided that, certain conditions are satisfied, including the following:

•	A new or modified sub-advisory contract will not directly or indirectly increase the management and advisory fees charged to the fund or its shareholders;
•	The sub-advisor(s) retained to manage a fund will be unaffiliated with the investment advisor, directors, trustees and officers of the investment advisor and the fund;
•	The investment advisor will supervise and oversee the activities of the sub-advisor on behalf of the fund;
•

Within 90 days of entering into a new sub-advisory contract, the fund will furnish its shareholders with an information statement that contains information about the sub-advisor and sub-advisory contract that would otherwise be contained in a proxy statement, except as modified to permit aggregate fee disclosure about the sub-advisory fee; and

•

A majority of the fund’s board of directors will not be interested persons, the disinterested directors will select and nominate any other disinterested directors, and counsel to the disinterested board members will be independent legal counsel (as defined in the rules under the 1940 Act).

When seeking Exemptive Orders, a number of advisors and funds also have requested, and been granted, the right to disclose the aggregate compensation paid to sub-advisors, without disclosing separately the specific fees paid to each of the funds’ sub-advisors. Currently, specific fee information is required to be included both in proxy statements relating to approval of a new sub-advisory agreement and in a fund’s Statement of Additional Information (“SAI”). Many sub-advisors charge for advisory services according to a predetermined fee schedule. While sub-advisors may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so where the fees are disclosed to other prospective and existing customers. The ability of a fund to disclose the aggregate amount of sub-advisory fees paid to all sub-advisors, rather than to each sub-advisor individually, may encourage sub-advisors to agree to lower sub-advisory fees when negotiating with a fund’s advisor.

8

The Dual Strategy Fund and its Advisor, AFA, have submitted an application for an Exemptive Order to the SEC, the conditions of which are substantially similar to the conditions set forth in prior Exemptive Orders. The Advisor and the Dual Strategy Fund are not permitted to operate under the manager-of-managers structure until (1) the SEC grants an Exemptive Order approving the arrangement, and (2) the Dual Strategy Fund’s shareholders approve the manager-of-managers structure. Although the Advisor and the Fund cannot be certain that the SEC will grant the requested Exemptive Order, the Board is seeking shareholder approval of the manager-of-managers structure at the April 23, 2010 shareholders’ meeting in order to avoid incurring the cost of an additional meeting and proxy solicitation in the future.

If the Dual Strategy Fund’s shareholders approve the proposal that the Advisor and the Fund operate using a manager-of-managers structure, the manager-of-managers structure still will not become effective until the Dual Strategy Fund obtains an Exemptive Order from the SEC.

APPLICATION OF THE PROPOSED MANAGER-OF-MANAGERS STRUCTURE BY THE FUND

Until the Dual Strategy Fund obtains the required shareholder approval and is granted an Exemptive Order from the SEC, the Advisor will continue managing the Fund using the “multi-style, multi-manager” approach discussed above, pursuant to which it must receive the approval of Fund shareholders to employ a new sub-advisor, replace an existing sub-advisor with a new sub-advisor, materially change the terms of a sub-advisory agreement, or continue the employment of an existing sub-advisor when that sub-advisory agreement terminates because of an assignment of the agreement. The proposed manager-of-managers structure would permit the Advisor, as the Fund’s investment manager, to appoint and replace unaffiliated sub-advisors, and enter into and amend sub-advisory agreements with unaffiliated sub-advisors on behalf of the Fund without shareholder approval. The manager-of-managers structure is intended to enable the Fund to operate with greater efficiency and help the Fund enhance performance by allowing the Advisor to employ sub-advisors best suited to the needs of the Fund without incurring the expense and delays associated with obtaining shareholder approval of sub-advisors and related sub-advisory agreements. The Fund’s Board of Directors has concluded that it is in the best interests of the Fund and its shareholders to adopt a “manager-of-managers” structure. A discussion of the factors considered by the Board is set forth in the section below entitled “Board Approval of Manager-of-Managers Structure.”

The process of seeking shareholder approval is administratively expensive and may cause delays in executing changes to the Fund’s sub-advisory arrangements that the Fund’s Board and the Advisor determine are necessary or desirable. If the SEC grants the requested Exemptive Order and the Fund’s shareholders approve the manager-of-managers structure, the Board would be able to act more quickly and with less expense to appoint an unaffiliated sub-advisor in instances in which the Board and the Advisor believe that the appointment would be in the best interests of the Fund and its shareholders.

If (1) Proposal 2 is approved by shareholders of the Fund, and (2) the Fund obtains an Exemptive Order from the SEC, shareholders will no longer be asked to approve new, unaffiliated sub-advisory agreements and amendments to existing sub-advisory agreements. The Fund’s Board of Directors, however, will continue to oversee the sub-advisor selection process in order to ensure that the shareholders’ interests are protected when the Advisor seeks a new sub-advisor or desires to modify a sub-advisory agreement. Specifically, the Board will evaluate and approve all sub-advisory agreements, as well as any modification to an existing sub-advisory agreement. In reviewing new sub-advisory agreements or modifications to existing sub-advisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the sub-advisor, the investment performance of the assets managed by the sub-advisor in the particular style for which a sub-advisor is sought, as well as the sub-advisor’s compliance with federal securities laws and regulations.

Furthermore, the Fund’s use of the proposed manager-of-managers structure would not: (i) permit investment management fees paid by a Fund to the Advisor to be increased without shareholder approval, or (ii) diminish the Advisor’s responsibilities to the Fund, including the Advisor’s overall responsibility for the portfolio management services furnished by a sub-advisor. Until receipt of an Exemptive Order from the SEC, the Fund and the Advisor will only enter into new or amended sub-advisory agreements with shareholder approval.

9

               Under the manager-of-managers structure, shareholders will receive notice of, and information pertaining to, any new sub-advisory agreement or any material change to a sub-advisory agreement. In particular, shareholders will receive the same information about a new sub-advisory agreement and a new sub-advisor that they would receive in a proxy statement related to their approval of a new sub-advisory agreement in the absence of a manager-of-managers arrangement, except that the Fund would not be required to provide specific disclosure concerning the sub-advisory fees that are paid to individual sub-advisors who are not affiliated with the Advisor. In each case, shareholders would receive such notice and information within 90 days of the date of the new sub-advisory contract.

Consistent with the conditions contained in prior Exemptive Orders granted by the SEC to other funds, the Dual Strategy Fund’s Advisory Agreement explicitly provides that the Advisor is required to supervise and oversee the activities of each of the sub-advisors on behalf of the Fund.

If Proposal 2 is not approved by the shareholders of the Fund, shareholder approval will continue to be required for the Advisor to enter into new or materially amended sub-advisory agreements with respect to the Fund.

BOARD APPROVAL OF MANAGER-OF-MANAGERS ARRANGEMENT

At a meeting held August 4, 2009, the Board of Directors of the Fund, including the independent directors, unanimously approved the filing by the Fund and the Advisor of an application seeking an Exemptive Order that would permit the Fund, upon obtaining shareholder approval, to use a manager-of-managers structure. The Board determined that (i) it would be in the best interest of Fund shareholders for the Board to have the ability, without seeking shareholder approval, to approve the Advisor’s entering into and materially amending sub-advisory agreements, inasmuch as this would avoid the expense and delay otherwise associated with adding or changing sub-advisors and with changing contractual arrangements with sub-advisors, and (ii) it would be in the best interest of Fund shareholders for the Fund not to provide specific disclosure to shareholders and prospective shareholders concerning the sub-advisory fees which are paid to individual sub-advisors which are not affiliated with the Advisor, inasmuch as this might enable the Advisor to negotiate discounts from such sub-advisors’ “posted” fee rates which would not be available if such disclosure were required. The Board has recommended that the Fund’s shareholders approve the use of a manager-of-managers structure, contingent upon receipt of an Exemptive Order, and has called a special meeting of the shareholders for the purposes of voting on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF THE MANAGER-OF-MANAGERS STRUCTURE.

10

INFORMATION ABOUT THE FUND

The Fund’s Management

The Fund’s investment advisor, AFA, is an Oklahoma stock life insurance company with offices at 2000 N. Classen Boulevard, Oklahoma City, OK 73106, and is registered as an investment advisor under the Investment Advisers Act of 1940.

None of the Fund’s officers or directors beneficially own shares of the Fund.

Underwriter

American Fidelity Securities, Inc. is the Fund’s sole underwriter, and it has offices located at 2000 N. Classen Boulevard, Oklahoma City, OK, 73106.

GENERAL INFORMATION

Proxy Solicitation

The principal solicitation of proxies (including voting instructions by participants) will be by mail, but proxies may be solicited by telephone, facsimile, and personal contact by officers and regular employees of AFA. All costs associated with the preparation, filing, and distribution of this Proxy Statement, the solicitation, and the meeting will be paid by AFA, not by the Fund.

Other Matters to Come Before the Meeting

The Fund’s management does not know of any matters to be presented at the meeting other than those described in this Proxy Statement. If other business should properly come before the meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

The meeting scheduled to be held on April 23, 2010 is a Special Meeting of Shareholders. The Fund is not required to, nor does it intend to, hold regular annual meetings of shareholders. If an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal to the Fund in a timely manner.

Sources of Information

All information contained in this Proxy Statement and the accompanying materials about the sub-advisors and their affiliates has been provided by the sub-advisors.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 2010

This proxy statement is available to you on our website at www.afadvantage.com/dsfproxy

By Order of the Board of Directors

David R. Carpenter

President

February 15, 2010

Oklahoma City, Oklahoma

11

APPENDIX A

Sub-Advisory Agreement

Beck, Mack & Oliver, LLC

This Sub-Advisory Agreement (the “Agreement”) is effective as of April 30, 2010 (the “Effective Date”), by and among American Fidelity Dual Strategy Fund, Inc., a Maryland corporation (the “Fund”), American Fidelity Assurance Company, an insurance company organized under the laws of the State of Oklahoma (the “Advisor”), and Beck, Mack & Oliver, LLC (the “Sub-Advisor”).

RECITALS

A.        The Fund is engaged in business as an open-end, diversified management company and is registered as such under the Investment Company Act.

B.        The Advisor has entered into a Management and Investment Advisory Agreement dated as of May 1, 2003 with the Fund, as amended (the “Advisory Agreement”), pursuant to which the Advisor acts as investment advisor to the Fund.

C.        The Sub-Advisor is engaged principally in the business of rendering investment advisory services and is registered as an investment advisor under the Investment Advisers Act.

D.        The Advisor and the Fund desire to retain the Sub-Advisor to furnish investment advisory services to the Advisor and the Fund with respect to certain assets of the Fund, and the Sub-Advisor has agreed to render such investment advisory services pursuant to the terms hereof.

AGREEMENT

The parties agree as follows:

1.         DEFINITIONS: Unless otherwise defined in this Agreement, capitalized terms shall have the meanings commonly ascribed to them in the federal securities laws and related rules and regulations. In addition, the following terms shall mean:

(a)       Advisor:     As defined in the introductory paragraph of this Agreement.

(b)       Custodian:     InvesTrust, N.A. a special purpose bank chartered by the Office of the Comptroller of the Currency.

(c)       Fund:     As defined in the introductory paragraph of this Agreement.

(d)       Investment Advisers Act:     The Investment Advisers Act of 1940, as amended.

(e)       Investment Assets:     Those assets of the Fund as the Advisor and the Fund shall specify in writing, from time to time, including cash, stocks, bonds and other securities that the Advisor deposits with the Custodian and places under the investment supervision of the Sub-Advisor, together with any assets that are added at a subsequent date or which are received as a result of a distribution from or the sale, exchange or transfer of such Investment Assets.

(f)        Investment Advisers Act:     The Investment Advisers Act of 1940, as amended.

(g)       Investment Company Act:     The Investment Company Act of 1940, as amended.

(h)       Majority Vote of Shareholders:      The vote, in accordance with Section 2(a)(42) of the Investment Company Act, at an annual or a special meeting of the Shareholders of: (i) sixty-seven percent (67%) or more of the voting securities present at the meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is less.

(i)	SEC:	The Securities and Exchange Commission.
(j)	Securities Act:	The Securities Act of 1933, as amended.

(k)        Securities Exchange Act:  The Securities Exchange Act of 1934, as amended.

(l)	Shareholders:	The beneficial owners of the Fund’s securities.

(m)       Sub-Advisor:    As defined in the introductory paragraph of this Agreement.

2.         APPOINTMENT OF THE SUB-ADVISOR.     Effective as of the date hereof, the Advisor and Fund hereby appoint the Sub-Advisor to serve as investment advisor with respect to the Investment Assets of the Fund, and the Sub-Advisor accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement.

3.         THE INVESTMENT ASSETS.     Subject to supervision by the Advisor and the Fund’s Board of Directors, the Sub-Advisor shall manage the investment operations of the Investment Assets. The Advisor may make additions to or withdrawals from the Investment Assets in any amounts the Advisor determines appropriate or necessary, and the Advisor will provide notice of such additions and withdrawals to the Sub-Advisor.

4.         CUSTODIANSHIP OF THE INVESTMENT ASSETS.     The Investment Assets have been deposited with the Custodian and are maintained by the Custodian in safekeeping on its premises, in a recognized clearing corporation, or in the Federal Reserve book-entry system, in the name of the Fund, the Custodian or the clearing corporation, or in the nominee name of any of these. The Advisor will give the Sub-Advisor prior notice if any other entity is appointed to serve as Custodian for the Investment Assets. The term “Custodian”includes all successors to the presently serving Custodian. The Sub-Advisor shall have no responsibility or liability for custody arrangements or for the actions or omissions of the Custodian.

5.	MANAGEMENT OF INVESTMENT ASSETS.
5.1	GENERAL POWERS AND DUTIES.

(a)       General.     For the term of this Agreement, the Sub-Advisor, subject to the provisions of Sections 3 and 5.2 of this Sub-Advisory Agreement, has complete discretion and authority in the investment and reinvestment of the Investment Assets. Subject to specific written instructions of the Advisor, the Sub-Advisor must determine what securities or other property will be acquired, held, or disposed of and, subject to the provisions of Section 5.4 of this Agreement, what portion of the Investment Assets will be held uninvested. The Sub-Advisor’s investment and reinvestment authority includes, without limitation, authority to purchase, sell, exchange, convert, trade, and generally to deal in the Investment Assets.

(b)       Instructions to Custodian.     The Sub-Advisor is hereby authorized to give instructions to the Custodian with respect to the consummation of transactions on behalf of the Advisor in the Investment Assets, and the Sub-Advisor has authority to direct the Custodian with respect to the investment and management of the Investment Assets. The Custodian is hereby authorized to act in response to instructions given by the Sub-Advisor. The Advisor agrees to take any action and deliver any certificates reasonably necessary to confirm this authorization to the Custodian.

(c)       Voting Rights.     The Sub-Advisor’s authority includes the exercise of all voting rights pertaining to the Investment Assets. The Sub-Advisor has the duty to maintain accurate records as to any vote or action taken with respect to any stock or other securities which are part of the Investment Assets and to take such further action as may be appropriate for the Fund to participate in any transaction undertaken by issuers of Investment Assets.

5.2       INVESTMENT POLICY.     Investment objectives, policies and other restrictions for the management of the Investment Assets, including requirements as to diversification, are set forth in Exhibit A to this Agreement. The Sub-Advisor must discharge its duties hereunder in accordance with Exhibit A as revised or supplemented in separate written instructions provided from time to time by the Advisor or the Fund’s Board of Directors.

5.3       PRUDENCE AND DIVERSIFICATION.     The Sub-Advisor must discharge its duties under this Agreement at all times with the care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in conducting an enterprise of a like character and with like aims.

5.4       MINIMUM LIQUIDITY REQUIREMENTS.     The Advisor will give the Sub-Advisor reasonable advance notice of any cash requirements from the Investment

Assets, and the Sub-Advisor will maintain in cash or cash equivalents sufficient assets to meet such cash requirements.

5.5	BROKERS AND DEALERS.

(a)       Instructions.     The Sub-Advisor is hereby empowered to issue orders directly to a broker or dealer for the purchase, sale or exchange of securities with respect to the Investment Assets. The Sub-Advisor must give the Custodian and the Advisor prompt written notification of each such execution in accordance with the provisions of Section 6.1 of this Agreement, and the Sub-Advisor must instruct the broker or dealer to forward copies of the confirmation of the execution of the order to the Custodian and the Advisor.

(b)       Selection of Securities Brokers and Dealers.     Subject to the restrictions described in Exhibit A hereto, the Sub-Advisor may select and employ securities brokers and dealers to effect any securities transactions concerning the investment management of the Investment Assets. In selecting brokers and dealers and placing orders with them, the Sub-Advisor must use its commercially reasonable best efforts to obtain for the Investment Assets the most favorable net price and “best execution” available, except to the extent otherwise provided by Section 28(e) of the Securities Exchange Act or by other applicable law; provided, however, in seeking the best execution available with respect to securities transactions involving the Investment Assets, the Sub-Advisor shall give consideration to the overall quality of brokerage and research services provided, it being understood and agreed that “best execution” is not limited to obtaining the lowest commission for each transaction. Notwithstanding anything in this subsection to the contrary, the Advisor may instruct the Sub-Advisor in writing to engage securities brokers and dealers specified by the Advisor to effect, with respect to the Investment Assets, securities transactions or particular securities transactions, and the Sub-Advisor must act in accordance with those instructions, so long as they are reasonable. The Sub-Advisor will not be responsible or liable for any acts or omissions by any broker or dealer selected pursuant to this subsection if the Sub-Advisor has acted reasonably in the exercise of due care in the selection of the broker or dealer and has not otherwise directly or indirectly participated in those acts or omissions by the broker or dealer.

(c)       Affiliated Brokers.     Unless authorized in writing by the Advisor, neither the Sub-Advisor nor any parent, subsidiary or related firm, individual or other entity related to the Sub-Advisor will act as a securities broker with respect to any purchase or sale of securities made on behalf of the Fund.

5.6       OTHER ACCOUNTS OF THE SUB-ADVISOR.     It is understood that the Sub-Advisor performs investment advisory services for various clients and accounts other than the Advisor. The Sub-Advisor may give advice and take action in the performance of its duties with respect to other clients or accounts which may be the same as or may differ from the timing or nature of action taken with respect to the Investment Assets, provided that the Sub-Advisor allocates to the Investment Assets, to the extent practicable, opportunities to acquire or dispose of investments over a period of time on a basis no less favorable than its allocation of such opportunities to other clients and accounts and seeks over a period of time to obtain comparable execution of similar transactions among its clients. It is understood that the Sub-Advisor will not have any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security which the Sub-Advisor, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of the Sub-Advisor such transaction or investment appears unsuitable, impractical or undesirable for the Fund.

5.7       In addition, it is understood that the Sub-Advisor may aggregate purchase or sale orders for the Investment Assets with purchase or sale orders in a particular security for other clients’ accounts when appropriate. However, the Sub-Advisor is under no obligation to aggregate orders. Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the various accounts in an aggregated order, the Sub-Advisor may average the various execution prices and charge or credit the accounts with the average price.

5.8       LIABILITY OF SUB-ADVISOR.      The Sub-Advisor shall act in good faith in rendering services in connection with this Agreement. Nothing contained herein shall make the Sub-Advisor be liable for any loss incurred by the Fund in connection with services provided by the Sub-Advisor in accordance with this Agreement except for any loss attributable to the Sub-Advisor’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement. Nothing in this Agreement shall protect the Sub-Advisor from any liabilities which it may have under the Securities Act, the Investment Company Act or the Investment Advisers Act. Without limiting the foregoing, the Sub-Advisor does not assume responsibility for the accuracy of information furnished to it by the Fund, Advisor, Custodian, broker, or by any person on whom it reasonably relies, except to the extent any such inaccuracy should have been discovered by a similarly situated investment advisor exercising the standard of care specified hereunder.

6.	INFORMATION AND REPORTS.

6.1       REPORTS TO ADVISOR.     The Sub-Advisor must submit a daily written report to the Advisor promptly following the close of regular trading on the New York Stock Exchange detailing the portfolio transactions taken by the Sub-Advisor under this Agreement during that day. The report must contain the information in the form that the Advisor has or will from time to time specify. In addition, the Sub-Advisor must provide other reports on the performance of the Investment Assets at such times, for such periods and in such form as the Advisor or the Fund’s Board of Directors reasonably request.

6.2       RECORDS AND ACCOUNTS.     The Sub-Advisor must keep accurate and detailed records and accounts of the Investment Assets and of all receipts, disbursements and other transactions affecting the Investment Assets. The Sub-Advisor will make all its records, accounts and documents relating to the Investment Assets available at all reasonable times and under reasonable conditions for inspection and audit by any person or persons designated by the Advisor or the Fund’s Board of Directors.

6.3       CODE OF ETHICS.     The Sub-Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 of the Investment Company Act and Rule 204A-1 of the Investment Advisers Act (the “Code of Ethics”) and has provided a copy of such Code of Ethics to the Fund. The Sub-Advisor agrees to deliver a copy of the Code of Ethics to the Fund promptly after any material changes are made, highlighting or summarizing such material changes. Upon request, the Chief Compliance Officer of the Sub-Advisor shall certify to the Fund that, with regard to the period identified by the Fund in its request:

(a)       The Sub-Advisor has provided to the Fund the Sub-Advisor’s Code of Ethics that is in effect;

(b)       The Sub-Advisor has complied with the requirements of Rule 17j-1 and Rule 204A-1;

(c)        The Sub-Advisor has adopted procedures reasonably necessary to prevent its “Access Persons” (as defined in Rule 17j-1 of the Investment Company Act) from violating the Code of Ethics; and

(d)        There have been no material violations of the Code of Ethics or, if any violation has occurred, the nature of such violation and of the action taken in response to such violation.

6.4       COMPLIANCE PROGRAM.     The Sub-Advisor has adopted written policies and procedures in compliance with the requirements of Rule 38a-1 of the Investment Company Act and Rule 206(4)-7 of the Investment Advisers Act (the “Compliance Procedures”) and has provided a copy of such Compliance Procedures to the Fund. The Sub-Advisor agrees to provide a copy of the Compliance Procedures to the Fund promptly after any material changes are made, highlighting or summarizing such material changes. Upon request, the Chief Compliance Officer of the Sub-Advisor shall certify that:

(a)       The Sub-Advisor has provided to the Fund the Sub-Advisor’s Compliance Procedures that are in effect at that time;

(b)       The Sub-Advisor has reviewed, during the preceding 12-month period (or as otherwise required by applicable law), the adequacy of its Compliance Procedures and the effectiveness of the implementation of the Compliance Procedures;

(c)       The Compliance Procedures are reasonably designed to prevent violation, by the Sub-Advisor and its Supervised Persons (as defined in Section 202(a)(25) of the Investment Advisers Act), of the Federal Securities Laws, including the Investment Advisers Act and related rules issued by the SEC; and

(d)       With regard to the period identified by the Fund in its request, there have been no material violations of the Compliance Procedures or, if any violation has occurred, the nature of such violation and of the action taken in response to such violation.

6.5	PROXY VOTING RECORDS AND POLICY.

(a)       The Sub-Advisor has adopted and implemented written policies and procedures pursuant to Rule 206(4)-6 of the Investment Advisers Act that are reasonably designed to ensure that the Sub-Advisor votes client securities in the best interest of its clients (the “Proxy Voting Policy”), and the Sub-Advisor has provided a copy of such Proxy Voting Policy to the Fund. The Sub-Advisor agrees to provide a copy of the Proxy Voting

Policy to the Fund promptly after any material changes are made, highlighting or summarizing such material changes.

(b)       The Sub-Advisor agrees to maintain an accurate summary of any vote cast or proxy granted by the Sub-Advisor on behalf of the Fund (the “Voting Records”), and, upon request, the Sub-Advisor shall provide the Voting Records in the form specified in writing to the Sub-Advisor by the Fund, and the Sub-Advisor’s Chief Compliance Officer shall certify that, with regard to the period identified by the Fund in its request, the Voting Records accurately reflect the votes cast and proxies granted by the Sub-Advisor on behalf of the Fund during the identified period, each of which vote or proxy was cast or granted in compliance with the Sub-Advisor’s Proxy Voting Policy.

6.6       FORM ADV.     The Sub-Advisor agrees to provide a copy of its current Form ADV (Parts I and II) to the Fund within 90 days of the end of the calendar year.

6.7       EXCHANGE OF INFORMATION.     The Advisor and the Sub-Advisor agree to provide the materials or information that the Sub-Advisor or the Advisor, as the case may be, reasonably requests to enable it to carry out its duties, obligations and responsibilities under this Agreement or applicable law. The parties also agree that (a) the Advisor will instruct its personnel to notify the Sub-Advisor in a timely fashion of any inappropriate or unsuitable investments of the Investment Assets by the Sub-Advisor, and (b) the Sub-Advisor will instruct its personnel to notify the Advisor in a timely fashion of any trade, transfer, exchange, redemption or other corporate action that occurs with regard to a portfolio security held by the Fund. The parties agree that the foregoing obligates the Advisor and Sub-Advisor, as applicable, to provide the necessary instruction to its personnel, but does not otherwise create any obligation on the part of the instructing party and, notwithstanding anything herein to the contrary, does not create liability on the part of the instructing party for any failure of its personnel to act in accordance with this provision.

6.8       INFORMATION TO BE CONFIDENTIAL.     All information and advice furnished to or obtained by any party under or in connection with this Agreement will be treated as confidential and will not be used or disclosed to third parties except as required by law. This provision must not be construed to limit the Advisor’s or the Fund’s ability to comply with the disclosure obligations of an investment company to its securities holders under the federal securities laws.

7.         FEE PAYABLE TO SUB-ADVISOR.     For services under the Sub-Advisory Agreement, the Sub-Advisor shall be entitled to receive from the Advisor a quarterly fee in an amount equal to 0.45% per year on the first $25 million of Investment Assets and 0.40% per year on all Investment Assets in excess of $25 million. This fee is payable in arrears as soon as practicable, but not more than ten business days, after the last day of each calendar quarter.

8.         MEETINGS WITH ADVISOR AND FUND.     A representative of the Sub-Advisor will personally meet with the Investment Committee of the Advisor or its designated representative as reasonably requested by the Advisor to explain the investment and management activities of the Sub-Advisor and any reports related thereto, at such times as may be mutually agreed upon by the Sub-Advisor and the Advisor. In addition, upon request, each year, a representative of the Sub-Advisor will attend one or more of the meetings of the Fund’s Board of Directors and will be prepared to discuss the Sub-Advisor’s economic outlook, investment strategy, individual holdings included in the Investment Assets and such other related matters as the Board of Directors reasonably requests.

9.         INDEMNIFICATION.     In addition to any other rights the Advisor or the Fund may have against the Sub-Advisor, the Sub-Advisor will indemnify the Advisor and the Fund and hold them harmless with respect to any loss or damage, or costs or expenses suffered by them as a result of (i) a breach by the Sub-Advisor of this Agreement, (ii) the willful misfeasance, bad faith or gross negligence of the Sub-Advisor, (iii) the willful misfeasance, bad faith or gross negligence of any of the Sub-Advisor’s employees, or agents acting under its supervision or control performing any of its obligations and duties, or (iv) by reason of the Sub-Advisor’s reckless disregard of its obligations and duties under this Agreement, the Investment Advisers Act or any other applicable law or regulation; provided, the Sub-Advisor shall have no responsibility or liability for any loss incurred by reason of any act or omission of the Advisor or the Custodian.

The Advisor will indemnify the Sub-Advisor and hold it harmless with respect to any loss or damage, or costs or expenses suffered by it as a result of (i) a breach by the Advisor of this Agreement, (ii) the willful misfeasance, bad faith or gross negligence of the Advisor, (iii) the willful misfeasance, bad faith or gross negligence of any of the Advisor’s employees, or agents acting under its supervision or control performing any of its obligations and duties, or (iv) by reason of the Advisor’s reckless disregard of its obligations and duties under this Agreement, the Investment Advisers Act, the Investment Company Act or any other applicable law or regulation; provided, the Advisor shall have no responsibility or liability for any loss incurred by reason of any act or omission of the Sub-Advisor or the Custodian.

10.       AMENDMENT.     This Agreement may be amended at any time by written agreement signed by the parties, provided that any material amendment will not be effective unless approved in accordance with the Investment Company Act.

11.	TERM AND TERMINATION.
11.1	TERM.

(a)       Term.     This Agreement shall have an initial term of one year from the Effective Date and thereafter shall continue from year to year if continuance is approved at least annually by (a) the Fund’s Board of Directors or a Majority Vote of Shareholders and (b) the vote of a majority of the members of the Fund’s Board of Directors who are not Interested Persons of the Sub-Advisor or of the Fund cast in person at a meeting called for the purpose of voting on such approval.

(b)       Duration.     Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial period of one year from the Effective Date, and it shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually in accordance with the Investment Company Act.

11.2	TERMINATION.

(a)       Automatic Termination.     This Agreement shall automatically terminate (i) in the event of its assignment, within the meaning of Section 15(a) of the Investment Company Act, unless an order of the SEC is issued exempting such assignment, or (ii) if the Sub-Advisor ceases to be an “investment advisor” in accordance with the Investment Advisers Act. The Sub-Advisor agrees to notify the Advisor and the Fund promptly upon becoming aware of circumstances that exist which make it likely that an automatic termination will occur pursuant to this provision. No penalty or payment of any kind by the Advisor will be due upon an automatic termination of this Agreement.

(b)       Termination by Advisor, Board of Directors of the Fund or Shareholders of the Fund.     This Agreement may be terminated at any time, upon written notice to the Sub-Advisor, without payment of any penalty, by the Advisor, the Board of Directors of the Fund or by a Majority Vote of Shareholders. Notwithstanding that the effective date of any such termination may be fewer than 30 days after the date of notice of termination, the Sub-Advisor shall be compensated for 30 days after the date of notice of termination, and such compensation shall not constitute payment of a penalty in connection with such termination. Any compensation paid pursuant to this subsection 11.2(b) shall be calculated based on the Investment Assets as of the effective date of the termination.

(c)       Termination By Sub-Advisor.     The Sub-Advisor may terminate this Agreement at any time upon 30 days’ prior written notice to the Advisor and the Fund.

(d)       Prorated Fee.     If this Sub-Advisory Agreement shall terminate at any time other than at the end of a calendar quarter, the Sub-Advisor shall be entitled to receive the fee set forth in Section 7 hereof for the portion of the quarter elapsed prior to the date of termination, prorated on a daily basis.

12.	MISCELLANEOUS.

12.1     ERRORS AND OMISSIONS POLICY.     The Sub-Advisor agrees that, at its sole expense, it will maintain an errors and omissions insurance policy that covers the acts, errors and omissions by the Sub-Advisor and its employees and agents during the term of this Agreement. Upon request of the Advisor, the Sub-Advisor will promptly provide evidence of such insurance.

12.2     GOVERNING LAW; SEVERABILITY.     This Agreement and its performance shall be governed by and construed in accordance with the applicable laws of the United States and, to the extent permitted by such laws, with the laws of the State of Oklahoma. In case any provision of this Agreement is held illegal or invalid for any reason, that illegality or invalidity will not affect the remaining provisions of this Agreement but will be fully severable, and this Agreement will be construed and enforced as if the illegal or invalid provision had not been included herein.

12.3     NOTICES.     Unless the parties otherwise agree, all notices, instructions and advice with respect to matters contemplated by this Agreement must be in writing and are effective when received. Delivery must be made personally, by registered or certified mail, return receipt requested, overnight courier or confirmed facsimile and addressed as follows:

Advisor:	American Fidelity Assurance Company P.O. Box 25523 Oklahoma City, Oklahoma 73106 Attention: Investment Department Telephone: __________ Facsimile: ___________
Fund:

American Fidelity Dual Strategy Fund, Inc.

2000 Classen Boulevard

Oklahoma City, Oklahoma 73106

Attention: Chief Compliance Officer

Telephone: __________

Facsimile: ___________

With copies to:

Jennifer Wheeler

McAfee & Taft A Professional Corporation

Two Leadership Square

211 North Robinson, 10th Floor

Oklahoma City, Oklahoma 73102

Telephone: __________

Facsimile: ___________

Email: ________________________

Sub-Advisor:

Beck, Mack & Oliver LLC

360 Madison Avenue

New York, New York 10017

Attention: Robert Hausler

Telephone: ___________

Facsimile: ____________

Email : _______________________

With copies to:

Beck, Mack & Oliver LLC

360 Madison Avenue

New York, New York 10017

Attention: Zoe Vlachos

Telephone: ___________________________

Facsimile: ____________________________

Email: _______________________________

Any party may change any of the above information by providing notice to the other parties in themanner set forth above. All reports required to be delivered by the Sub-Advisor to the Advisor pursuant to Section 6.1 of this Agreement must be delivered in the manner specified from time to time by the Advisor.

12.4     COMPLIANCE WITH LAWS.     Nothing in this Agreement shall be deemed to authorize the Sub-Advisor to effect any transactions in contravention of its fiduciary obligations, duties or responsibilities under the Investment Advisers Act, this Agreement or any other applicable federal or state laws or regulations (including all applicable securities laws and regulations) or the rules of any national securities exchange. Each party will at all times comply with the Investment Advisers Act and other applicable laws, regulations and rules in performing its duties under this Agreement.

12.5     COUNTERPARTS.     This Agreement may be executed in one or more separate counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Sub-Advisory Agreement to be executed as of the day and year first above written.

FUND:	AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

By:
Name: David R. Carpenter
Title: President

ADVISOR:	AMERICAN FIDELITY ASSURANCE COMPANY

By:
Name: Robert D. Brearton
Title: Executive Vice President

SUB-ADVISOR:	BECK, MACK & OLIVER LLC

By:
Name: Zachary A. Wydra
Title:

EXHIBIT A

American Fidelity Assurance Company

American Fidelity Dual Strategy Fund

Investment Objectives, Policies and Other Restrictions

I.	INVESTMENT OBJECTIVES:

The Fund’s investment objectives are, primarily, long-term growth of capital and, secondarily, the production of income. Such objectives do not preclude infrequent investments for short-term capital appreciation.

The Fund normally invests in a diversified portfolio consisting primarily of common stocks based upon an assessment of particular industries or companies. The Fund attempts to maintain sufficient cash balances to meet variable annuity contract payments. The Fund’s assets may be held in cash or cash equivalents or in United States Government securities for this purpose. The Fund does not engage in the purchase or sale of puts, calls or other options or in writing such options.

The Sub-Advisor, after consulting with the Advisor and obtaining Advisor approval, may determine that prevailing market and economic conditions indicate that investments other than common stocks may be advantageous, in which event investments may be made on a short-term basis in United States Government securities, bonds, notes or other evidences of indebtedness, issued publicly, of a type customarily purchased for investment by institutional investors.

II.	FUNDAMENTAL INVESTMENT POLICIES:

The Sub-Advisor must comply with the following:

A.

Not more than five percent (5%) of the value of the Investment Assets will be invested in securities of any one issuer, except obligations of the United States Government and instrumentalities thereof.

B.	Not more than ten percent (10%) of the voting securities of any one issuer will be acquired.
C.	Not more than twenty-five percent (25%) of the value of the Investment Assets will be invested in any one industry.
D.	No borrowings will be made.
E.	The Sub-Advisor will ensure that the Fund does not act as an underwriter of securities of other issuers.
F.

Investment in real estate will be limited to shares of real estate investment trusts investing in equity real estate, up to ten percent (10%) of Investment Assets. Investment in private placements and other illiquid assets will not be made.

G.	No purchase of commodities or commodity contracts will be effected.
H.	Puts, calls or other options will not be purchased.
I.	Loans will not be made except through the acquisition of publicly traded bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors.
J.	Investment will not be made in the securities of a company for the purpose of exercising management or control.
K.

Investment in securities of other investment companies will not be made except for money market funds. Up to ten percent (10%) of Investment Assets may be invested in money market funds, provided that not more than three percent (3%) of the total outstanding voting stock of any one investment company may be held.

L.

Investments in repurchase agreements will be limited to the top thirty-five (35) U.S. banks, by deposits, that are rated at least “B/C” by Keefe, Bruyette, Woods, a national bank rating agency or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and the Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

M.	Short sales of securities will not be made.
N.	Purchases will not be made on margin, except for such short-term credits necessary for the clearance of transactions.
O.	Investments in high-yield or non-investment grade bonds will not be made.
P.

Investments in the equity securities of foreign corporations will be limited to American Depositary Receipts, other depositary receipts and ordinary shares which are denominated in U.S. dollars and publicly traded in the United States. Not more than thirty-five percent (35%) of the Investment Assets will be invested in foreign issuers. In addition, not more than twenty percent (20%) of the Investment Assets will be invested in issuers from any one foreign country.

III.	ADDITIONAL INVESTMENT RESTRICTIONS:

The Sub-Advisor must comply with the following Additional Investment Restrictions unless it requests an exception and receives written consent from the Advisor or the Board of Directors of the Fund. To the extent that these Additional Investment Restrictions conflict with the Fundamental Investment Policies, the Additional Investment Restrictions shall govern.

A.	The Sub-Advisor should generally conform to these issuer guidelines with exceptions noted at the time of purchase and variances reviewed annually with the Board of Directors of the Fund.
1.	A minimum market capitalization of one billion dollars ($1,000,000,000) at the time of purchase.
2.	Audited financial statements for at least three (3) years of operation.
3.	Fifty million dollars ($50,000,000) or more in stockholders equity.
B.	Lending of securities will not be permitted.
C.	The Fund will not invest in the securities of tobacco-producing companies, including, but not limited to those set forth on Appendix 1 attached hereto.
D.

InvesTrust, N.A., or another custodian chosen by the Advisor, shall be the Custodian of all Investment Assets placed with the Sub-Advisor. The Sub-Advisor must ensure that duplicate brokerage confirmations of all transactions are sent to the Custodian and the Advisor.

E.	All money market funds used by the Sub-Advisor for a portion of Investment Assets placed with the Sub-Advisor must be approved in advance by the Advisor.
F.

The money market funds (cash) used by the Sub-Advisor for a portion of Investment Assets must have a balance at all times equal to at least one percent (1.0%), but not more than three percent (3.0%), of the market value of Investment Assets.

G.	All brokers used by the Sub-Advisor to execute transactions for the Fund must have a commercial paper rating of A1/P1 by Moody’s and Standard & Poor’s unless approved in advance by the Advisor.

Appendix 1 to Exhibit A

Company(including successors and assigns)	Ticker
Alliance One International, Inc.	AOI
Altria Group Inc.	MO
British American Tobacco PLC ADR	BTI
Imperial Tobacco Group PLC ADR	ITYBY
Lorillard, Inc.	LO
Loews Corp	L
Online Vacation Center Holdings Corporation	ONVC
Philip Morris International Inc.	PM
Reynolds American, Inc.	RAI
Schweitzer-Mauduit International	SWM
Star Scientific, Inc.	STSI
Swedish Match	SWMA
Universal Corporation	UVV
UST Inc	UST
Vector Group, Ltd.	VGR
Wellstone Filters, Inc.	WFLR

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(r)

2000 N. Classen Blvd.

Oklahoma City, Oklahoma 73106

1-800-662-1106

SPECIAL MEETING OF SHAREHOLDERS

APRIL 23, 2010

PARTICIPANT VOTING INSTRUCTION CARD

SEPARATE ACCOUNT A

Name __________________________________

Accumulation Units in Participant’s Account _________________________________________

With regard to the Special Meeting of Shareholders of American Fidelity Dual Strategy Fund, Inc. (the “Fund”) to be held on April 23, 2010, or any adjournment thereof, the undersigned participant of a variable annuity contract of the American Fidelity Separate Account named above, which is supported by shares of the Fund, hereby revokes all prior instructions and instructs American Fidelity Assurance Company to cast all votes attributable to the participant’s account as follows:

(1)	Approval of the Sub-Advisory Agreement between the Fund and Beck, Mack & Oliver.
[	] FOR	[	] AGAINST	[	] ABSTAIN
(2)

Approval of a “manager-of-managers” structure for the Fund whereby American Fidelity Assurance Company will be able to add and replace sub-advisors to the Fund, or materially amend existing sub-advisory agreements, without obtaining shareholder approval.

[	] FOR	[	] AGAINST	[	] ABSTAIN
(3)	In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

Please complete this Voting Instruction Card and return it in the enclosed envelope. If you return your Voting Instruction Card without marking your voting instructions, we will cast the votes attributable to your account FOR each of the proposals.

These voting instructions are solicited on behalf of the Fund’s Board of Directors. The Board of Directors recommends that you vote FOR each of the proposals set forth on this Voting Instruction Card.

DATE_________________________	SIGNATURE ______________________________

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.®

2000 N. Classen Blvd.

Oklahoma City, Oklahoma 73106

1-800-662-1106

SPECIAL MEETING OF SHAREHOLDERS

APRIL 23, 2010

PARTICIPANT VOTING INSTRUCTION CARD

SEPARATE ACCOUNT B

Name __________________________________

Accumulation Units in Participant’s Account _________________________________________

With regard to the Special Meeting of Shareholders of American Fidelity Dual Strategy Fund, Inc. (the “Fund”) to be held on April 23, 2010, or any adjournment thereof, the undersigned participant of a variable annuity contract of the American Fidelity Separate Account named above, which is supported by shares of the Fund, hereby revokes all prior instructions and instructs American Fidelity Assurance Company to cast all votes attributable to the participant’s account as follows:

1.	Approval of the Sub-Advisory Agreement between the Fund and Beck, Mack & Oliver.
[	] FOR	[	] AGAINST	[	] ABSTAIN
2.

Approval of a “manager-of-managers” structure for the Fund whereby American Fidelity Assurance Company will be able to add and replace sub-advisors to the Fund, or materially amend existing sub-advisory agreements, without obtaining shareholder approval.

[	] FOR	[	] AGAINST	[	] ABSTAIN
3.	In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

Please complete this Voting Instruction Card and return it in the enclosed envelope. If you return your Voting Instruction Card without marking your voting instructions, we will cast the votes attributable to your account FOR each of the proposals.

These voting instructions are solicited on behalf of the Fund’s Board of Directors. The Board of Directors recommends that you vote FOR each of the proposals set forth on this Voting Instruction Card.

DATE_________________________	SIGNATURE ______________________________

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(r)

2000 N. Classen Blvd.

Oklahoma City, Oklahoma 73106

1-800-662-1106

SPECIAL MEETING OF SHAREHOLDERS

APRIL 23, 2010

PARTICIPANT VOTING INSTRUCTION CARD

SEPARATE ACCOUNT C

Name __________________________________

Accumulation Units in Participant’s Account _________________________________________

With regard to the Special Meeting of Shareholders of American Fidelity Dual Strategy Fund, Inc. (the “Fund”) to be held on April 23, 2010, or any adjournment thereof, the undersigned participant of a variable annuity contract of the American Fidelity Separate Account named above, which is supported by shares of the Fund, hereby revokes all prior instructions and instructs American Fidelity Assurance Company to cast all votes attributable to the participant’s account as follows:

1.	Approval of the Sub-Advisory Agreement between the Fund and Beck, Mack & Oliver.
[	] FOR	[	] AGAINST	[	] ABSTAIN
2.

Approval of a “manager-of-managers” structure for the Fund whereby American Fidelity Assurance Company will be able to add and replace sub-advisors to the Fund, or materially amend existing sub-advisory agreements, without obtaining shareholder approval.

[	] FOR	[	] AGAINST	[	] ABSTAIN
3.	In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

Please complete this Voting Instruction Card and return it in the enclosed envelope. If you return your Voting Instruction Card without marking your voting instructions, we will cast the votes attributable to your account FOR each of the proposals.

These voting instructions are solicited on behalf of the Fund’s Board of Directors. The Board of Directors recommends that you vote FOR each of the proposals set forth on this Voting Instruction Card.

DATE_________________________	SIGNATURE ______________________________

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(r)

PROXY

The undersigned, revoking all prior proxies, hereby appoints David R. Carpenter and Stephen P. Garrett, or either of them (with full power of substitution), as attorneys and agents for the undersigned, to vote as proxies and represent the undersigned at the Special Meeting of Shareholders of American Fidelity Dual Strategy Fund, Inc. (the “Fund”) to be held in the Arcade Conference Room at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma, on April 23, 2010, at 9:00 A.M., Central Time, and at any adjournment thereof, in connection with the proposals described below, which are discussed in the proxy statement for the meeting.

1.	Approval of the Sub-Advisory Agreement between the Fund and Beck, Mack & Oliver.
[	] FOR	[	] AGAINST	[	] ABSTAIN
2.

Approval of a “manager-of-managers” structure for the Fund whereby American Fidelity Assurance Company will be able to add and replace sub-advisors to the Fund, or materially amend existing sub-advisory agreements, without obtaining shareholder approval.

[	] FOR	[	] AGAINST	[	] ABSTAIN
3.	In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy is solicited on behalf of the Board of Directors of the Fund.

Dated __________________, 2010	AMERICAN FIDELITY ASSURANCE COMPANY

By _____________________________________________

Name:
Title: